UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2016

Date of reporting period: July 31, 2016

Item 1. Report to Stockholders.

Coho Relative Value Equity Fund

Advisor Class Shares — cohox
Institutional Class Shares — cohix

Annual Report

July 31, 2016

COHO RELATIVE VALUE EQUITY FUND

September 7, 2016

Dear Fellow Shareholders:

August 31, 2016 marks the end of the Coho Relative Value Equity Fund’s full annual period, and this report covers the Fund’s fiscal year from August 1, 2015 through July 31, 2016. We are pleased to provide you with an update on the Fund. At Coho Partners, Ltd., we remain committed to achieving the Fund’s investment objectives and providing our shareholders with open and active communication so they may gain a clear understanding of the Fund’s performance results, of our investment process, and our most recent thoughts on the economy and the equity markets.

FUND PERFORMANCE RESULTS

For the fiscal year ended July 31, 2016, the Advisor Class returned 7.14% and the Institutional Class returned 7.19%, versus 5.61% for the S&P 500® Index and 5.38% for the Russell 1000® Value Index. While the fiscal period was positive in the equity markets, it has not come without its fair share of short-term volatility. The calendar year 2016 began with a shaky period in the stock market as the broader equity markets experienced double-digit declines. The Fund provided our shareholders with good downside protection during this period, which was largely driven by positive security selection and a market sentiment that favored lower volatility and higher quality companies. Since this downturn, the Fund has participated in the recent rally with solid upside capture to maintain its modest performance advantage relative to its benchmarks.

Stock selection for the Fund was positive for the period across all economic sectors with the exception of Health Care. From a sector perspective versus the S&P 500® Index, the Fund’s overweight position in Consumer Staples was the largest contributor to the Fund’s relative performance while the overweight position in Health Care was the largest detractor. The Fund’s underweight position in the Telecommunication Services, Utilities and Information Technology sectors were also detractors from relative performance as these sectors performed well over the period.

The top five contributors to relative performance were Microchip Technology Inc., J.M. Smucker Company, Illinois Tool Works Inc., Dollar General Corp. and Philip Morris International Inc. The Fund’s relative performance was also helped by the lack of ownership in Apple Inc. which underperformed within the S&P 500® Index. The five largest individual detractors during the period were Perrigo Co. PLC, Gilead Sciences Inc., AmerisourceBergen Corp., CVS Health Corporation and State Street Corporation.

INVESTMENT PROCESS

At Coho Partners Ltd., our primary focus is on risk control while seeking to protect principal in the down markets. A close secondary endeavor is strong participation in all but the most speculative of bull markets. We strive to achieve an asymmetric pattern of returns where the Fund can demonstrate a down market capture that is considerably less than its up market capture.

COHO RELATIVE VALUE EQUITY FUND

We remain focused on the long term operating and financial strategies of the companies held by the Fund. The majority of the Fund’s portfolio is invested in what we call “demand defensive” companies, where their outlooks should be reasonably unaffected by changes in domestic or macro-economic influences. The remainder of the portfolio is invested in more “economically sensitive” companies, but we seek companies that have been significantly less cyclical than their sector peers. This should allow their earnings to hold up meaningfully better during downturns and thus we would expect their stock prices may be less volatile.

ECONOMY AND EQUITY MARKET REVIEW

The Fund’s third fiscal year ended July 31, 2016 was again positive for domestic equities, with the broader averages appreciating more than 5%. As we continue to evaluate the underlying holdings in the Fund, we stay very close to the individual company fundamentals and the various risk factors that they must navigate in the years to come. Being long term investors, we prefer to focus on the long term operating and financial strategies of our holdings and not get caught up in the current headlines of the day. Sight lines are frequently clearer if you truly look beyond the current quarter. By not over-reacting to the daily noise, we are able to stay true to our investment discipline.

We believe the greatest risks to our Fund performance is the health of our portfolio holdings, the U.S. economy and the global economy as well. Although we are at the half way point of the year, we are optimistic about the outlooks for our holdings and believe results for 2016 and beyond can continue to grow. Thus far, we have been comforted to see solid execution from the companies held in the Fund. Despite only a few companies that have faced headwinds, the portfolio in aggregate has continued to exhibit consistent fundamentals and this has been reflected in the Fund’s performance.

Part of our confidence is reflected by what our companies do with regards to their annual dividends. So far this year, of the twenty-nine holdings in the Fund’s portfolio, nineteen have increased their dividends and we still expect the majority of the remaining companies can do the same prior to the end of the year. Eleven of the Fund’s holdings have increased their dividend by more than 10% this year. We view this as a very positive insight into what the Boards and senior managements of our companies are seeing in their fundamentals over the intermediate future.

Looking ahead, we would expect volatility to remain elevated and the news of the day will likely be focused on the upcoming Presidential race. There will be a new President, that is a given, but the risk to us ultimately lies in the sustainability of the business models for the companies that we choose to invest behind. So we will continue to monitor their progress and keep you abreast of our findings.

We thank you for your investment and continued confidence in the Coho Relative Value Equity Fund and we look forward to serving your interests in the future.

Sincerely,
Coho Partners, Ltd.

COHO RELATIVE VALUE EQUITY FUND

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Fund may have a relatively high concentration of assets in a single or small number of issuers, which may reduce its diversification and result in increased volatility. The Fund may invest in mid cap companies, which involve additional risks such as limited liquidity and greater volatility than larger capitalization companies. Investments in securities of foreign issuers involve risks not ordinarily associated with investment in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market of an ETF’s shares may not develop and market trading in the shares of the ETF may be halted under certain circumstances. The principal value and investment return of an investment will fluctuate so an investor’s shares, when redeemed, may be worth more or less than the initial investment.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the schedule of investments section in this report for a full listing of the Fund’s holdings.

The S&P 500® Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. You cannot invest directly in an index.

The Russell 1000® Index is a float-adjusted capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. equity market and includes securities issued by the approximately 1,000 largest issuers in the Russell 3000® Index. The Russell 1000® Value Index measures the performance of equity securities of Russell 1000® Index issuers with lower price-to-book ratios and lower forecasted growth.

Down market capture is a statistical measure of an investment manager’s overall performance in down-markets.

Up market capture is a statistical measure of an investment manager’s overall performance in up-markets.

The Coho Relative Value Equity Fund is distributed by Quasar Distributors, LLC.

COHO RELATIVE VALUE EQUITY FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of July 31, 2016

	One Year	Since Inception(1)
Advisor Class	7.14%	10.50%
Institutional Class	7.19%	10.60%
Russell 1000 Value Index(2)	5.38%	9.18%
S&P 500 Index(3)	5.61%	11.26%

(1)	Period from Fund inception through July 31, 2016. The Advisor Class shares commenced operations on August 14, 2013, and Institutional Class shares commenced operations on May 15, 2014. Performance shown for the Institutional Class prior to inception of the Institutional Class shares is based on the performance of the Advisor Class shares, adjusted for the lower expenses applicable to Institutional Class shares.
(2)	The Russell 1000 Index is a float-adjusted capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. equity market and includes securities issued by the approximately 1,000 largest issuers in the Russell 3000® Index. The Russell 1000 Value Index measures the performance of equity securities of Russell 1000 Index issuers with lower price-to-book ratios and lower forecasted growth. This Index cannot be invested in directly.
(3)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

COHO RELATIVE VALUE EQUITY FUND

Expense Example (Unaudited)
July 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 – July 31, 2016).

ACTUAL EXPENSES
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	02/01/2016	07/31/2016	02/01/2016 – 07/31/2016
Advisor Class Actual(2)	$1,000.00	$1,130.10	$4.98
Advisor Class Hypothetical (5% annual return
before expenses)	$1,000.00	$1,020.19	$4.72

Institutional Class Actual(2)	$1,000.00	$1,131.80	$4.19
Institutional Class Hypothetical (5% annual return
before expenses)	$1,000.00	$1,020.93	$3.97

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period of 0.94% and 0.79% for the Advisor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended July 31, 2016, of 13.01% and 13.18% for the Advisor Class and Institutional Class, respectively.

COHO RELATIVE VALUE EQUITY FUND

Sector Allocation (Unaudited)
as of July 31, 2016(1)
(% Of Net Assets)

TOP TEN EQUITY HOLDINGS (UNAUDITED)
AS OF JULY 31, 2016(1)(2)
(% OF NET ASSETS)

Illinois Tool Works	4.9%
Microchip Technology	4.6%
Philip Morris International	4.6%
Amgen	4.6%
Dollar General	4.5%
Omnicom Group	4.5%
W.W. Grainger	4.0%
UnitedHealth Group	3.9%
Automatic Data Processing	3.9%
CVS Caremark	3.8%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

COHO RELATIVE VALUE EQUITY FUND

Schedule of Investments
July 31, 2016

	Shares	Value
COMMON STOCKS — 95.4%
Consumer Discretionary — 11.0%
Dollar General	170,629	$16,165,391
Lowe’s Companies	86,924	7,152,107
Omnicom Group	193,165	15,895,548
		39,213,046
Consumer Staples — 18.7%
CVS Caremark	144,874	13,432,717
JM Smucker	64,388	9,926,054
Kroger	191,555	6,549,266
Philip Morris International	162,580	16,300,271
Procter & Gamble	128,777	11,022,023
Reynolds American	186,082	9,315,265
		66,545,596
Energy — 7.5%
Chevron	64,388	6,598,482
Occidental Petroleum	146,483	10,946,675
Royal Dutch Shell — ADR	175,458	9,086,970
		26,632,127
Financials — 11.7%
Aflac	131,996	9,540,671
Cullen/Frost Bankers	101,412	6,884,861
Marsh & McLennan Companies	202,823	13,335,612
State Street	181,897	11,965,184
		41,726,328
Health Care# — 25.5%
Abbott Laboratories	226,969	10,156,863
AmerisourceBergen	119,923	10,216,240
Amgen	94,168	16,199,721
Baxter International	214,896	10,319,306
Becton, Dickinson & Co.	69,217	12,182,192
Gilead Sciences	131,996	10,489,722
Johnson & Johnson	60,364	7,559,384
UnitedHealth Group	96,582	13,830,542
		90,953,970

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Schedule of Investments – Continued
July 31, 2016

	Shares	Value
Industrials — 12.5%
3M	72,437	$12,919,863
Illinois Tool Works	151,312	17,461,405
W.W. Grainger	64,388	14,091,314
		44,472,582
Information Technology — 8.5%
Automatic Data Processing	155,337	13,817,226
Microchip Technology	292,967	16,300,685
		30,117,911
Total Common Stocks
(Cost $313,402,089)		339,661,560

SHORT-TERM INVESTMENT — 5.3%
Invesco Treasury Portfolio, Institutional Class, 0.23% ^
(Cost $18,765,379)	18,765,379	18,765,379

Total Investments — 100.7%
(Cost $332,167,468)		358,426,939
Other Assets and Liabilities, Net — (0.7)%		(2,619,754)
Total Net Assets — 100.0%		$355,807,185

#	The Fund is significantly invested in this sector and therefore is subject to additional risks. See Note 9 in Notes to Financial Statements.
^	The rate shown is the annualized seven day effective yield as of July 31, 2016.
ADR – American Depositary Receipt

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Statement of Assets And Liabilities
July 31, 2016

ASSETS:
Investments, at value
(cost $332,167,468)	$358,426,939
Dividends & interest receivable	304,500
Receivable for capital shares sold	444,870
Prepaid expenses	30,832
Total assets	359,207,141

LIABILITIES:
Payable for investment securities purchased	3,070,868
Payable for capital shares redeemed	18,386
Payable to adviser	192,709
Payable for fund administration & accounting fees	45,961
Payable for compliance fees	1,993
Payable for custody fees	9,183
Payable for transfer agent fees & expenses	11,268
Payable for trustee fees	2,318
Accrued shareholder service fees	16,587
Accrued expenses	30,683
Total liabilities	3,399,956

NET ASSETS	$355,807,185

NET ASSETS CONSIST OF:
Paid-in capital	$328,523,134
Accumulated undistributed net investment income	3,321,598
Accumulated undistributed net realized loss on investments	(2,297,018)
Net unrealized appreciation on investments	26,259,471
Net Assets	$355,807,185

	Advisor Class	Institutional Class
Net Assets	$195,535,708	$160,271,477
Shares issued and outstanding(1)	15,199,358	12,440,005
Net asset value, redemption price and offering price per share(2)	$12.86	$12.88

(1)	Unlimited shares authorized without par value
(2)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Statement of Operations
For the Year Ended July 31, 2016

INVESTMENT INCOME:
Dividend income	$7,130,321
Less: Foreign taxes withheld	(86,602)
Interest income	19,510
Total investment income	7,063,229

EXPENSES:
Investment adviser fees (See Note 4)	2,170,498
Fund administration & accounting fees (See Note 4)	247,932
Shareholder servicing fees – Advisor Class (See Note 5)	172,720
Federal & state registration fees	73,397
Transfer agent fees & expenses (See Note 4)	63,916
Custody fees (See Note 4)	34,152
Audit fees	16,498
Postage & printing fees	13,773
Compliance fees (See Note 4)	11,992
Legal fees	11,788
Trustee fees (See Note 4)	10,024
Other	14,406
Total expenses before interest expense on line of credit	2,841,096
Interest expense on line of credit (See Note 11)	341
Total expenses before reimbursement	2,841,437
Less: reimbursement from investment adviser (See Note 4)	(266,382)
Net expenses	2,575,055

NET INVESTMENT INCOME	4,488,174

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(2,200,107)
Net change in unrealized appreciation on investments	21,171,879

Net realized and unrealized gain on investments	18,971,772

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,459,946

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	July 31, 2016	July 31, 2015
OPERATIONS:
Net investment income	$4,488,174	$2,423,182
Net realized gain (loss) on investments	(2,200,107)	4,435,739
Net change in unrealized appreciation on investments	21,171,879	2,705,217
Net increase in net assets resulting from operations	23,459,946	9,564,138

CAPITAL SHARE TRANSACTIONS:
Advisor Class:
Proceeds from shares sold	88,304,024	149,069,608
Proceeds from reinvestment of distributions	4,622,717	1,015,559
Payments for shares redeemed	(88,773,543)	(19,884,857)
Redemption fees	167,273	9,137
Increase in net assets resulting from Advisor Class transactions	4,320,471	130,209,447
Institutional Class:
Proceeds from shares sold	87,453,989	76,116,007
Proceeds from reinvestment of distributions	1,735,105	455,095
Payments for shares redeemed	(19,084,811)	(10,847,459)
Redemption fees	4,231	129
Increase in net assets resulting from Institutional Class transactions	70,108,514	65,723,772
Net increase in net assets resulting from capital share transactions	74,428,985	195,933,219

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Advisor Class	(1,974,851)	(645,767)
Institutional Class	(970,181)	(352,160)
From net realized gains:
Advisor Class	(2,889,653)	(434,113)
Institutional Class	(1,347,198)	(219,693)
Total distributions to shareholders	(7,181,883)	(1,651,733)

TOTAL INCREASE IN NET ASSETS	90,707,048	203,845,624

NET ASSETS:
Beginning of year	265,100,137	61,254,513
End of year (including accumulated undistributed net
investment income of $3,321,598 and $1,778,718 respectively)	$355,807,185	$265,100,137

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

FINANCIAL HIGHLIGHTS

			For The Period
	Year Ended	Year Ended	Inception Through
	July 31, 2016	July 31, 2015	July 31, 2014(2)
Advisor Class(1)

PER SHARE DATA:(3)
Net asset value, beginning of year	$12.33	$11.36	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.19	0.11	0.11
Net realized and unrealized gain
on investments	0.65	1.03	1.29
Total from investment operations	0.84	1.14	1.40

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.13)	(0.10)	(0.04)
Dividends from net realized gains	(0.19)	(0.07)	— (4)
Total distributions	(0.32)	(0.17)	(0.04)

Paid-in capital from redemption fees	0.01	— (4)	— (4)

Net asset value, end of year	$12.86	$12.33	$11.36

TOTAL RETURN(5)	7.14%	10.01%	14.03%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in 000’s)	$195,536	$182,264	$46,670

Ratio of expenses to average net assets:
Before expense reimbursement(6)	1.01%	1.06%	1.78%
After expense reimbursement(6)	0.94%	0.94%	0.94%

Ratio of net investment income
to average net assets:
Before expense reimbursement(6)	1.43%	1.35%	0.62%
After expense reimbursement(6)	1.50%	1.47%	1.46%

Portfolio turnover rate(5)	24%	13%	17%

(1)	Prior to March 31, 2014, Advisor Class shares were known as Institutional Class shares.
(2)	Inception date of the Advisor Class was August 14, 2013.
(3)	For an Advisor Class Share outstanding for the entire period.
(4)	Amount per share is less than $0.01.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

FINANCIAL HIGHLIGHTS

			For The Period
	Year Ended	Year Ended	Inception Through
	July 31, 2016	July 31, 2015	July 31, 2014(1)
Institutional Class

PER SHARE DATA:(2)
Net asset value, beginning of year	$12.35	$11.36	$11.01

INVESTMENT OPERATIONS:
Net investment income	0.16	0.15	0.03
Net realized and unrealized gain
on investments	0.70	1.02	0.32
Total from investment operations	0.86	1.17	0.35

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.14)	(0.11)	—
Dividends from net realized gains	(0.19)	(0.07)	—
Total distributions	(0.33)	(0.18)	—

Paid-in capital from redemption fees	— (3)	— (3)	—

Net asset value, end of year	$12.88	$12.35	$11.36

TOTAL RETURN(4)	7.19%	10.26%	3.18%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in 000’s)	$160,271	$82,836	$14,584

Ratio of expenses to average net assets:
Before expense reimbursement(5)	0.92%	0.99%	1.36%
After expense reimbursement(5)	0.79%	0.79%	0.79%

Ratio of net investment income
to average net assets:
Before expense reimbursement(5)	1.52%	1.42%	1.05%
After expense reimbursement(5)	1.65%	1.62%	1.62%

Portfolio turnover rate(4)	24%	13%	17%

(1)	Inception date of the Institutional Class was May 15, 2014.
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Amount per share is less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See Notes to the Financial Statements

COHO RELATIVE VALUE EQUITY FUND

Notes to Financial Statements
July 31, 2016

1. ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Coho Relative Value Equity Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is total return. The Fund commenced operations on August 14, 2013. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification Topic 946 Financial Services — Investment Companies. The Fund currently offers two share classes, the Advisor Class and Institutional Class. Advisor Class shares are subject up to a 0.15% shareholder servicing fee. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended July 31, 2016, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended July 31, 2016, the Fund did not incur any interest or penalties.

Security Transactions, Income and Distributions — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components

COHO RELATIVE VALUE EQUITY FUND

Notes to Financial Statements – Continued
July 31, 2016

of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended July 31, 2016, the Fund decreased accumulated undistributed net investment income by $262 and decreased accumulated undistributed net realized loss by $262.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Shareholder servicing fees are expensed at an annual rate up to 0.15% of average daily net assets of Advisor Class shares (See Note 5). Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

COHO RELATIVE VALUE EQUITY FUND

Notes to Financial Statements – Continued
July 31, 2016

Equity Securities — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Short-Term Investments — Investments in other mutual funds, including money market funds, are valued at their net asset value per share to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset values per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of July 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks	$339,661,560	$—	$—	$339,661,560
Short-Term Investment	18,765,379	—	—	18,765,379
Total Investments	$358,426,939	$—	$—	$358,426,939

Transfers between levels are recognized at the end of the reporting period. During the year ended July 31, 2016, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments during the year. Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Coho Partners, Ltd. (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 0.94% and

COHO RELATIVE VALUE EQUITY FUND

Notes to Financial Statements – Continued
July 31, 2016

0.79% of the average daily net assets of the Fund’s Advisor Class and Institutional Class, respectively. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
7/31/2017	$222,589
7/31/2018	230,091
7/31/2019	266,382

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian and coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended July 31, 2016, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

5. SHAREHOLDER SERVICING FEES

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate up to 0.15% of the average daily net assets of the Advisor Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended July 31, 2016, the Advisor Class incurred $172,720 of shareholder servicing fees under the Agreement.

COHO RELATIVE VALUE EQUITY FUND

Notes to Financial Statements – Continued
July 31, 2016

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015
Advisor Class:
Shares sold	7,437,997	12,202,956
Shares issued to holders in reinvestment of dividends	387,812	82,232
Shares redeemed	(7,403,763)	(1,617,669)
Net increase in Advisor Class shares	422,046	10,667,519

Institutional Class:
Shares sold	7,178,546	6,259,881
Shares issued to holders in reinvestment of dividends	145,441	36,820
Shares redeemed	(1,590,920)	(873,147)
Net increase in Institutional Class shares	5,733,067	5,423,554
Net increase in shares outstanding	6,155,113	16,091,073

7. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended July 31, 2016, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$138,198,253	$67,717,491

8. INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at July 31, 2016, the most recently completed fiscal year end were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Appreciation	Tax Cost
$37,494,146	$(12,027,980)	$25,466,166	$332,960,773

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At July 31, 2016, components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Other		Total
Ordinary	Accumulated	Unrealized	Accumulated
Income	Losses	Appreciation	Earnings
$3,321,598	$(1,503,713)	$25,466,166	$27,284,051

COHO RELATIVE VALUE EQUITY FUND

Notes to Financial Statements – Continued
July 31, 2016

As of July 31, 2016, the Fund had short-term capital loss carryovers of $928,662, which will be permitted to be carried over for an unlimited period. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31. For the taxable year ended July 31, 2016, the Fund deferred, on a tax basis, short-term post-October losses of $575,051.

The tax character of distributions paid during the year ended July 31, 2016, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$5,006,385	$2,175,498	$7,181,883

The tax character of distributions paid for the year ended July 31, 2015, were as follows:

Ordinary	Long Term
Income*	Capital Gains	Total
$1,542,862	$108,871	$1,651,733

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9. SECTOR RISK

As of July 31, 2016, the Fund had a significant portion of its assets invested in the health care sector. Companies in this sector are subject to litigation, intellectual property issues, competition, government regulation, product approval or rejection and product obsolescence.

10. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of July 31, 2016, Charles Schwab & Co., for the benefit of its customers, owned 35.6% of the outstanding shares of the Fund.

11. LINE OF CREDIT

The Fund established an unsecured Line of Credit (“LOC”) in the amount of $10,000,000 or 33.33% of the fair value of the Fund’s investments, whichever is less. The LOC matures unless renewed, on July 27, 2017. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants, in connection with shareholder redemptions. The credit facility is with the Fund’s custodian U.S. Bank, N.A. Interest is charged at the prime rate. The interest rate during the year was between 3.25% – 3.50%. The Fund has authorized U.S. Bank to charge any of the Fund’s accounts for any missed payments. For the year ended July 31, 2016, the Fund’s credit facility is as follows:

		Amount			Date of
Credit Facility	Average	Outstanding as	Interest	Maximum	Maximum
Agent	Borrowings	of July 31, 2016	Expense	Borrowing	Borrowing
U.S. Bank N.A.	$9,571	$ —	$341	$3,001,000	12/21/2015

COHO RELATIVE VALUE EQUITY FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Coho Relative Value Equity Fund and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Coho Relative Value Equity Fund (the “Fund”), a series of Managed Portfolio Series, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Coho Relative Value Equity Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
September 23, 2016

COHO RELATIVE VALUE EQUITY FUND

Additional Information (Unaudited)
July 31, 2016

TRUSTEES AND OFFICERS

		Term of Office	Number of	Principal Occupation(s)	Other Directorships
Name, Address	Position(s) Held	and Length of	Portfolios in Trust	During the Past	Held by Trustee During
and Year of Birth	with the Trust	Time Served	Overseen by Trustee	Five Years	the Past Five Years
Independent Trustees

Leonard M. Rush, CPA	Lead Independent	Indefinite Term;	36	Retired, Chief Financial	Independent Trustee,
615 E. Michigan St.	Trustee and	Since April 2011		Officer, Robert W. Baird	ETF Series Solutions
Milwaukee, WI 53202	Audit Committee			& Co. Incorporated	(15 Portfolios)
Year of Birth: 1946	Chairman			(2000-2011).	(2012-Present);
Director, Anchor
Bancorp Wisconsin, Inc.
(2011-2013)

David A. Massart	Trustee and	Indefinite Term;	36	Co-Founder and Chief	Independent Trustee,
615 E. Michigan St.	Valuation	Since April 2011		Investment Strategist,	ETF Series Solutions
Milwaukee, WI 53202	Committee			Next Generation Wealth	(15 Portfolios)
Year of Birth: 1967	Chairman			Management, Inc.	(2012-Present)
(2005-present).

David M. Swanson	Trustee	Indefinite Term;	36	Founder and Managing	Independent Trustee, ALPS
615 E. Michigan St.		Since April 2011		Principal, SwanDog	Variable Investment Trust
Milwaukee, WI 53202				Strategic Marketing, LLC	(9 Portfolios)
Year of Birth: 1957				(2006-present).	(2006-Present); Independent
Trustee, RiverNorth
Opportunities Closed-End
Fund (2015-Present)

Interested Trustee

Robert J. Kern*	Chairman,	Indefinite Term;	36	Executive Vice President,	None
615 E. Michigan St.	and Trustee	Since January 2011		U.S. Bancorp Fund
Milwaukee, WI 53202				Services, LLC
Year of Birth: 1958				(1994-present).

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

COHO RELATIVE VALUE EQUITY FUND

Additional Information (Unaudited) – Continued
July 31, 2016

TRUSTEES AND OFFICERS

		Term of Office	Number of	Principal Occupation(s)	Other Directorships
Name, Address	Position(s) Held	and Length of	Portfolios in Trust	During the Past	Held by Trustee During
and Year of Birth	with the Trust	Time Served	Overseen by Trustee	Five Years	the Past Five Years
Officers

James R. Arnold	President and	Indefinite Term,	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	Principal Executive	Since January 2011		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Officer			(2002-present).
Year of Birth: 1957

Deborah Ward	Vice President,	Indefinite Term;	N/A	Senior Vice President, U.S.	N/A
615 E. Michigan St.	Chief Compliance	Since April 2013		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Officer and			(2004-present).
Year of Birth: 1966	Anti-Money
Laundering Officer

Brian R. Wiedmeyer	Treasurer and	Indefinite Term;	N/A	Vice President, U.S.	N/A
615 E. Michigan St.	Principal Financial	Since January 2011		Bancorp Fund Services, LLC
Milwaukee, WI 53202	Officer			(2005-present).
Year of Birth: 1973

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite Term;	N/A	Senior Vice President and	N/A
615 E. Michigan St.		Since August 2015		Counsel, U.S. Bancorp Fund
Milwaukee, WI 53202				Services, LLC (2006-present).
Year of Birth: 1965

Thomas A. Bausch, Esq.	Assistant Secretary	Indefinite Term;	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.		Since May 2016		Bancorp Fund Services, LLC
Milwaukee, WI 53202				(2016-Present); Associate,
Year of Birth: 1979				Godrey & Kahn S.C. (2012-
2016); Graduate, University
of Wisconsin Law School
(2009-2012).

Ryan L. Roell	Assistant Treasurer	Indefinite Term;	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.		Since September		Bancorp Fund Services, LLC
Milwaukee, WI 53202		2012		(2005-present)
Year of Birth: 1973

Benjamin Eirich	Assistant Treasurer	Indefinite Term;	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.		Since May 2016		Bancorp Fund Services, LLC
Milwaukee, WI 53202				(2008-present)
Year of Birth: 1981

Doug Schafer	Assistant Treasurer	Indefinite Term;	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.		Since May 2016		Bancorp Fund Services, LLC
Milwaukee, WI 53202				(2002-present)
Year of Birth: 1970

COHO RELATIVE VALUE EQUITY FUND

Additional Information (Unaudited) – Continued
July 31, 2016

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-866-264-6234.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-264-6234. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-866-264-6234, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended July 31, 2016, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 87.31% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended July 31, 2016 was 82.44% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 41.17%.

COHO RELATIVE VALUE EQUITY FUND

Additional Information (Unaudited)
Approval of Investment Advisory Agreement

At the regular meeting of the Board of Trustees of Managed Portfolio Series (the “Trust”) on February 16-17, 2016, the Trust’s Board of Trustees (the “Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the “Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Coho Partners, Ltd. (“Coho” or the “Adviser”) regarding the Coho Relative Value Equity Fund (the “Fund”) (the “Investment Advisory Agreement”) for an additional annual term.

Prior to the meeting and at a meeting held on January 7, 2016, the Trustees received and considered information from Coho and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (the “Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the proposed renewal of the Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Coho with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Coho; (3) the costs of the services provided by Coho and the profits realized by Coho from services rendered to the Trust with respect to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other financial benefits to Coho resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by representatives of Coho, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Coho set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that Coho performs, investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Coho provides under the Investment Advisory Agreement, noting that such services include, but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Coho effects on the Fund’s behalf; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees considered the significant investment analysis and portfolio management experience of the Fund’s portfolio managers, as

COHO RELATIVE VALUE EQUITY FUND

Additional Information (Unaudited) – Continued

well as Coho’s strong capitalization and its assets under management. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Coho provides to the Fund under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Coho. In assessing the quality of the portfolio management delivered by Coho, the Trustees reviewed the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to an appropriate securities benchmark index, the Fund’s peer funds according to Morningstar classifications, and the composite of separate accounts that Coho manages utilizing a similar investment strategy as that of the Fund. When reviewing the Fund’s performance against its Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. The Trustees noted the Fund’s performance, with regard to its Morningstar peer group, was in the fiftieth percentile for the one-year period ended December 31, 2015. The Trustees also noted the similar performance of the Fund and its composite of separate accounts, and further noted that the Fund outperformed its benchmark during all relevant time periods ended December 31, 2015.

Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fee that the Fund pays to Coho under the Investment Advisory Agreement, as well as Coho’s profitability from services that it rendered to the Fund during the 12 month period ended June 30, 2015. In that regard, the Trustees noted Coho subsidizes the cost of all distribution and shareholder services (other than transfer agency fees) rendered to the Fund which exceed the shareholder servicing fees payable by the Fund. The Trustees also considered that the management fees Coho charges to the Fund fall within the range of the fees Coho charges to its separately managed accounts with similar investment strategies. The Trustees further considered Coho has additional responsibilities with respect to the Fund, including more frequent trading and cash management stemming from the Funds’ daily subscriptions and redemptions, additional compliance obligations, and the preparation of Board and shareholder materials, which cause Coho to incur substantial resources demands and serve to justify a higher fee. The Trustees also noted Coho had contractually agreed to reduce its management fees and, if necessary, reimburse the Fund for operating expenses as specified in the Fund’s prospectus. The Trustees concluded that Coho’s service relationship with the Fund has not been profitable.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar benchmark category. The Trustees noted the Fund’s advisory fee was higher than the average and median management fees reported for the benchmark category, but took into account that the Fund’s advisory fee was also well within the range of that borne by funds in the benchmark category. The Trustees also considered the total expenses of both classes of the Fund (after waivers and expense reimbursements) were lower than both the average and median total expenses reported for the benchmark category. The Trustees noted the average net assets of funds comprising the benchmark category were significantly higher than the assets of the Fund. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Coho’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Trustees noted given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present

COHO RELATIVE VALUE EQUITY FUND

Additional Information (Unaudited) – Continued

time, but agreed to revisit the issue in the future as circumstances change and asset levels increase. The Trustees also considered Coho had agreed to consider breakpoints in the future in response to asset growth.

Other Benefits. The Trustees considered the direct and indirect financial benefits that could be realized by the Adviser from its relationship with the Fund. The Trustees noted Coho does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions. The Trustees considered that Coho may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Coho does not receive additional material financial benefits from services rendered to the Fund.

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Coho Partners, Ltd.
300 Berwyn Park
801 Cassatt Road, Suite 100
Berwyn, PA 19312

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-866-264-6234.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended July 31, 2016 and July 31, 2015, the Fund’s principal accountant was Cohen Fund Audit Services. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 7/31/2016	FYE 7/31/2015
Audit Fees	$14,000	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 7/31/2016	FYE 7/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 7/31/2016	FYE 7/31/2015
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	October 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	October 7, 2016

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	October 7, 2016

* Print the name and title of each signing officer under his or her signature.